Lexington
Natural Resources Trust

Investment Adviser

LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser

MARKET SYSTEMS RESEARCH ADVISORS, INC.
80 Maiden Lane
New York, New York 10038

Distributor

LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com

This report has been prepared for the information of the contractholders of Lexington Natural Resources Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX269-AR12/99
                         =============================
                                   LEXINGTON
                                    NATURAL
                                   RESOURCES
                                     TRUST
                          ---------------------------
                             Investment Objective:
                          Long-term Growth of Capital
                          ---------------------------
                                 Annual Report
                               December 31, 1999

                              The Lexington Group
                                  of No-Load
                             Investment Companies
                         =============================

[LOGO OF LEXINGTON]
Dear Contractholders:

            The Lexington Natural Resources Trust increased by 4.08%* during the fourth quarter and increased by 14.09%* for the full year of 1999. According to Lipper, Inc. the average natural resource fund increased by 2.17% for the fourth quarter and increased by 30.68% for the full year of 1999.

            Although, Lexington Natural Resources Trust achieved a solid double digit investment return, its performance was negatively impacted by investments in the paper and forest products, environmental, chemical and natural gas sectors. These sectors provided marginally positive returns in 1999, in comparison to the oil and oil service sectors that responded positively to the strengthening in the price of oil.

            The Lexington Natural Resources Trust had over 60% of its assets committed to the oil and oil service sectors, but that proved too little when compared with other funds in the natural resources category, which were concentrated in energy stocks.

Outlook

            The global economic growth is projected to be in the 3.5% to 4.5% range. This will have a strong impact on demand for commodity raw materials such as copper, aluminum and nickel. In addition, “pricing power” is getting better in the paper and forest products area where excess capacity has shrunk over the past three years. Natural gas prices should rise later in the year as inventories come down. It does not take much demand to drive natural gas prices at this level of inventory.

            We believe year 2000 will not only be good for the oil and oil service sectors, but global growth will enhance the performance of other natural resource sectors. The net result is that Lexington Natural Resources Trust has quality companies that are poised for strong participation in the expanding global economy.

            We appreciate the support of our contractholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-367-9160 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ Robert M. DeMichelle Robert M. DeMichele President and Portfolio Manager February, 2000	/s/ Frank A. Peluso Frank A. Peluso Portfolio Manager February, 2000

            Comparison of change in value of a $10,000 Investment in
                     Lexington Natural Resources Trust and
       the unmanaged Standard & Poor's 500 Stock Price Index

                                  [LINE GRAPH]

-------------------------------------------------
                       Lexington
      Date          Natural Resources   S&Ps500
-------------------------------------------------
        12/31/89       $10,000          $10,000
        12/31/90        $8,515           $9,690
        12/31/91        $8,094          $12,636
        12/31/92        $8,354          $13,597
        12/31/93        $9,265          $14,965
        12/31/94        $8,767          $15,161
        12/31/95       $10,245          $20,851
        12/31/96       $13,001          $25,641
        12/31/97       $13,930          $34,197
        12/31/98       $11,197          $44,019
        12/31/99       $12,775          $53,280
-------------------------------------------------

-------------------------------------------------
 Annualized           Lexington
   Return           Natural Resources   S&Ps500
-------------------------------------------------

      1 YR             14.09%           21.04%
      5 YR              7.82%           28.56%
     10 YR              2.48%           18.21%

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Trust with a similar investment in the unmanaged Standard &
Poor's 500 Stock Price Index (S&P 500). Results for the Trust and the Standard &
Poor's 500 Stock Price Index include the reinvestment of all dividend and capital gain distributions. Prior to October 14, 1991, the Trust operated under a different investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*
14.09%, 7.82% and 2.48% are the one, five and since commencement (08/01/89) average annual standard total returns, respectively, for the period ended December 31, 1999. Prior to September 1991, the Trust operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Trust can achieve its objective.

                                [PIE CHART]

                       Lexington Natural Resources Trust
                   Portfolio Summary as of December 31, 1999

Asset Allocation

Common Stocks                                92.8%
Cash & Cash Equivalents                       7.2%

Top Sector Holdings

Energy Sources                               60.1%
Paper & Forest Products                      15.6%
Ferrous Metals                                8.2%
Chemicals                                     4.9%
Basic Materials                               4.0%
Lexington Natural Resources Trust
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS: 92.8%
	Basic Materials: 4.0%
31,000	Martin Marietta Materials, Inc.	$1,271,000

	Chemicals: 4.9%
6,000	Dow Chemical Company	801,750
23,500	Geon Company	763,750

		1,565,500

	Energy Sources: 60.1%
20,000	Anadarko Petrol Corporation	682,500
20,000	Apache Corporation	738,750
33,000	Avatar Holdings, Inc.	587,813
15,000	BP Amoco plc	889,687
20,000	Burlington Resources, Inc. (ADR)	661,250
7,500	Chevron Corporation	649,687
6,000	Coastal Corporation	212,625
23,000	Columbia Energy Group	1,454,750
20,000	Diamond Offshore Drilling, Inc.	611,250
33,000	Enron Corporation	1,464,375
15,100	Exxon Mobil Corporation	1,216,494
25,000	Halliburton Company	1,006,250
41,500	Noble Affiliates, Inc.	889,656
12,000	Royal Dutch Petroleum Company— NY Shares [1]	725,250
22,500	Schlumberger, Ltd.-NY Shares	1,265,625
20,000	Texaco, Inc.	1,086,250
17,000	The AES Corporation [1]	1,270,750
19,000	The Williams Companies, Inc.	580,687
20,000	Total Fina S.A. (ADR)	1,385,000
4,356	Transocean Sedco Forex, Inc. [1]	146,743
20,000	Unocal Corporation	671,250
15,000	Valero Energy Corporation	298,125
10,000	Vastar Resources, Inc.	590,000

		19,084,767

Number of Shares or Principal Amount	Security	Value (Note 1)

	COMMON STOCKS (continued):
	Ferous Metals: 8.2%
15,700	Alcoa, Inc.	$ 1,303,100
13,500	Rio Tinto plc	1,279,125

		2,582,225

	Paper And Forest Products: 15.6%
23,200	Georgia Pacific Corporation	1,177,400
20,000	International Paper Company	1,128,750
20,500	The Mead Corporation	890,469
13,400	Weyerhaeuser Company	962,288
17,000	Willamette Industries, Inc.	789,438

		4,948,345

	TOTAL COMMON STOCKS
	(cost $28,134,207)	29,451,837

	SHORT-TERM INVESTMENT: 6.1%
	U.S. Government Obligation: 6.1%
$2,000,000	U.S. Treasury Bills, 5.57%, due 06/22/00 (cost $1,948,581)	1,948,035

	TOTAL INVESTMENTS: 98.9%
	(cost $30,082,788†)(Note 1)	31,399,872

	Other assets in excess of liabilities: 1.1%	337,265

	TOTAL NET ASSETS: 100.0%
	(equivalent to $12.51 per share on 2,536,111 shares outstanding)	$31,737,137

[1]	Non-income producing security.

ADR  - American Depository Receipt.

†	Aggregate cost for Federal income tax purposes is identical.

The Notes to Financial Statements are an integral part of this statement.
3

Lexington Natural Resources Trust
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $30,082,788) (Note 1)	$31,399,872

Cash	430,808

Receivable for fund shares sold	953

Dividends and interest receivable	14,987

Total Assets	31,846,620

Liabilities

Due to Lexington Management Corporation (Note 2)	26,150

Payable for fund shares redeemed	51,861

Accrued expenses	31,472

Total Liabilities	109,483

Net Assets (equivalent to $12.51 per share on 2,536,111 shares outstanding) (Note 3)	$31,737,137

Net Assets consist of:

Additional paid-in-capital	$31,494,489

Undistributed net investment income	113,523

Accumulated net realized loss on investments (Note 6)	(1,187,959)

Unrealized appreciation of investments	1,317,084

Total Net Assets	$31,737,137

Lexington Natural Resources Trust
Statement of Operations
Year ended December 31, 1999

Investment Income

Dividends	$ 509,637
Interest	64,618

	574,255
Less: foreign tax expense	10,228

Total investment income		$ 564,027

Expenses

Investment advisory fee (Note 2)	338,700
Professional fees	30,437
Custodian expenses	5,014
Transfer agent	1,552
Printing and mailing expenses	5,380
Directors ’ fees and expenses	16,945
Accounting expenses (Note 2)	29,990
Registration fees	1,231
Computer processing fees	11,475
Other expenses	9,712

Total expenses		450,436

Net investment income		113,591

Realized and Unrealized Gain on Investments (Note 4)

Net realized gain on investments	1,242,484
Net change in unrealized appreciation of investments	2,883,412

Net realized and unrealized gain		4,125,896

Increase in Net Assets Resulting from Operations		$4,239,487

The Notes to Financial Statements are an integral part of these statements.
4
Lexington Natural Resources Trust
Statement of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:
Net investment income	$ 113,591	$ 201,733
Net realized gain (loss) from investments	1,242,484	(2,286,879)
Net change in unrealized appreciation (depreciation) of investments	2,883,412	(8,067,438)

Net increase (decrease) in net assets resulting from operations	4,239,487	(10,152,584)

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment income	(201,233)	(246,500)
Distributions to shareholders from net realized gains from security transactions	—	(2,842,852)

Decrease in net assets from distributions	(201,233)	(3,089,352)

Capital Share Transactions: (Note 3)
Proceeds from sale of shares	11,201,809	8,218,783
Reinvested dividends	201,233	3,089,351
Cost of shares redeemed	(19,122,133)	(27,911,086)

Net decrease in net assets from capital share transactions	(7,719,091)	(16,602,952)

Net decrease in net assets	(3,680,837)	(29,844,888)

Net Assets:
Beginning of period	35,417,974	65,262,862

End of period (including undistributed net investment income of $113,523 and $201,165 in 1999 and 1998, respectively)	$31,737,137	$35,417,974

The Notes to Financial Statements are an integral part of these statements.

Lexington Natural Resources Trust
Notes to Financial Statements
December 31, 1999 and 1998

1. Significant Accounting Policies

Lexington Natural Resources Trust (the “Trust”) is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust’s investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

5
Lexington Natural Resources Trust
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

1. Significant Accounting Policies (continued)

            Investments    Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust’s Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

            Federal Income Taxes    It is the Trust ’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

            Distributions    Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Trust’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

           Use of Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Trust pays an investment advisory fee to Lexington Management Corporation (“LMC”) at an annual rate of 1.00% of the Trust’s average daily net assets. LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. (“MSR”), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of 0.50% of the Trust’s average daily net assets. For 1999, the investment advisor has voluntarily agreed to reimburse the Trust if total annual expenses (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) exceed 2.50% of the Trust’s average net assets. No reimbursement was required for the year ended December 31, 1999.

The Trust also reimburses LMC for certain expenses, including accounting costs of $29,990, which are incurred by the Trust, but paid by LMC.
Lexington Natural Resources Trust
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

3. Capital Stock

Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		December 31, 1998
	Shares	Amount	Shares	Amount
Shares sold	902,368	$11,201,809	588,215	$ 8,218,783
Shares issued on reinvestment of dividends	15,895	201,233	274,122	3,089,351

	918,263	11,403,042	862,337	11,308,134
Shares redeemed	(1,593,749)	(19,122,133)	(2,026,593)	(27,911,086)

Net decrease	(675,486)	$ (7,719,091)	(1,164,256)	$(16,602,952)

4. Investment Transactions

The cost of purchases and proceeds from sales of investments for the year ended December 31, 1999, excluding short-term securities, were $14,556,647 and $24,532,732, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,535,039 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,217,955.

5. Investment and Concentration Risks

The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

6. Federal Income Taxes-Capital Loss Carryforwards

Capital loss carryforwards available for Federal income tax purposes as of December 31, 1999 are $1,187,960 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to contractholders.

7. Tax Information (unaudited)

The following tax information represents the designation of various tax benefits relating to the year ended December 31, 1999:

The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the fiscal year ended December 31, 1999 is 100%.

The percentage of ordinary income distributions paid by the Trust derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	11.48%
Federal Home Loan Bank	9.14

Lexington Natural Resources Trust
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,
	1999	1998	1997	1996	1995
Net asset value, beginning of period	$11.03	$14.91	$14.29	$11.30	$ 9.71

Income (loss) from investment operations:
Net investment income	0.06	0.08	0.06	0.05	0.06
Net realized and unrealized gain (loss) on investments	1.50	(2.98)	1.00	2.99	1.58

Total income (loss) from investment operations	1.56	(2.90)	1.06	3.04	1.64

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	—	(0.05)	(0.05)
Distributions from net realized gains	—	(0.90)	(0.44)	—	—

Total distributions	(0.08)	(0.98)	(0.44)	(0.05)	(0.05)

Net asset value, end of period	$12.51	$11.03	$14.91	$14.29	$11.30

Total return	14.09%	(19.62)%	7.15%	26.89%	16.87%

Ratio to average net assets:
Expenses	1.33%	1.29%	1.25%	1.42%	1.47%
Net investment income	0.34%	0.42%	0.39%	0.40%	0.56%
Portfolio turnover rate	41.94%	74.36%	114.16%	102.76%	149.18%
Net assets, end of period (000 ’s omitted)	$31,737	$35,418	$65,263	$37,934	$16,955

Independent Auditors’ Report

The Board of Trustees and Shareholders
Lexington Natural Resources Trust:

           We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Natural Resources Trust as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Natural Resources Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000